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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                October 15, 1999


                            ZOLL MEDICAL CORPORATION
             (Exact Name of Registrant as specified in its charter)

         Massachusetts                  000-20225                04-2711626
(State or other jurisdiction        (Commission File          (I.R.S. Employer
         of incorporation)               Number)             Identification No.)

       32 Second Avenue, Northwest Park, Burlington, Massachusetts 01803
             (Address of principal executive offices and zip code)

                                 (781) 229-0020
              (Registrant's telephone number, including area code)
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     This Form 8-K/A amends Item 7 of the Current Report on Form 8-K of Zoll
Medical Corporation previously filed with the Securities and Exchange Commission on October 29, 1999, solely for the purpose of filing the financial information set forth below.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (b) PRO FORMA FINANCIAL INFORMATION

     The pro forma financial information required to be filed by Regulation S-X promulgated by the Securities Exchange Commission is set forth in the exhibits to this Form 8-K/A.

     (c) EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------
23.1                Consent of Independent Auditors

27.1                Financial Data Schedule - September 26, 1998

27.2                Financial Data Schedule - September 27, 1997

27.3                Financial Data Schedule - September 28, 1996

27.4                Financial Data Schedule - July 3, 1999

27.5                Financial Data Schedule - June 27, 1998

99.1                ZOLL Medical Corporation Supplemental Combined Financial
                    Statements - Three Years Ended September 26, 1998

99.2                ZOLL Medical Corporation Supplemental Condensed Combined
                    Financial Statements - Nine Months Ended July 3, 1999 and
                    June 27, 1998 (unaudited)

99.3                Pinpoint Technologies, Inc. Financial Statements - Year
                    Ended September 30, 1998

99.4                Pinpoint Technologies, Inc. Condensed Financial Statements
                    - Nine Months Ended June 30, 1999 and June 30, 1998
                    (unaudited)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 1999                     ZOLL MEDICAL CORPORATION



                                             By: /s/ A. Ernest Whiton
                                                 ------------------------------
                                             Name:  A. Ernest Whiton
                                             Title: Vice President and
                                                       Chief Financial Officer